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EXHIBIT 99.1


                                ESCROW AGREEMENT

     This ESCROW AGREEMENT (this "Agreement") is made and entered into as of January 4, 2002, by and among ALLTEL Information Services, Inc., an Arkansas corporation ("Buyer"), Euronet USA Inc., an Arkansas corporation ("Parent"), EFT Network Services, LLC, an Arkansas limited liability company ("Seller"), and J.P. Morgan Trust Company, National Association, organized under the laws of the United States of America ("Escrow Agent").

                                   WITNESSETH:

     THEREFORE, in consideration of the mutual promises and covenants contained in the Purchase Agreement (as defined herein) and herein, the parties agree as follows:

     The following terms shall have the definitions set forth below:

     "Escrow Fund" or "Escrow Funds" shall mean an amount equal to Six Hundred Fifty Thousand Dollars ($650,000) that is deposited with Escrow Agent, as increased by any earnings received thereon and as reduced by any disbursements, amounts withdrawn in accordance with this Agreement, or losses on investments.

     "Escrow Obligations" shall mean (i) the obligation of Seller to pay to Buyer the amount by which the Final Net Working Capital is less than the Estimated Net Working Capital, if any, under Section 2(e)(v) of the Purchase Agreement, and (ii) the indemnity obligations of Parent and Seller set forth in the Purchase Agreement for all amounts payable or owing to Buyer with respect thereto and Parent's and Seller's indemnity obligations set forth in this Agreement.

     "Purchase Agreement" shall mean the Asset Purchase Agreement dated as of the date hereof among Buyer, Parent and Seller.

     Terms not specifically defined herein shall have the meaning given to them in the Purchase Agreement.

                                    ARTICLE I

                             Escrow Acknowledgements
                             -----------------------

     1.1 Escrow Fund. On the date of this Agreement, Buyer shall deliver to
         -----------
Escrow Agent to hold in escrow, as security and collateral for the Escrow Obligations, cash in the amount of Six Hundred Fifty Thousand Dollars ($650,000). The Escrow Fund shall be held as an escrow fund and shall not be subject to any lien, attachment, or any other judicial process of any creditor of any party hereto. The Escrow Fund shall be invested in accordance with
Section 1.3. The Escrow Agent agrees to hold the Escrow Fund in an escrow account subject to the terms and conditions of this Agreement.

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         1.2 Tax Identification Number. Each party hereto, except Escrow Agent,
             -------------------------
shall provide Escrow Agent with its Tax Identification Number (TIN) as assigned by the Internal Revenue Service. All interest or other income earned on the Escrow Fund shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

         1.3 Investment of Escrow Funds. All Escrow Funds shall be invested in
             --------------------------
the name as Escrow Agent or its nominee for the benefit of the Buyer, Parent and Seller hereunder. The Escrow Agent may invest the Escrow Funds in any of the following: a) one or more portfolios offered by J.P. Morgan Fund Distributors, Inc., for which affiliates of and J.P. Morgan Trust Company, N.A. provide investment advisory and other services for a fee as described in the prospectus for these funds which has been provided to the Buyer, Parent and Seller; b) demand deposit or time deposit with the Escrow Agent, or c) such other instruments as may be specifically approved in writing by Buyer, Parent and Escrow Agent. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent in its capacity as escrow agent hereunder shall not have any liability for any loss sustained as a result of any investment prior to its maturity of for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund or any earnings thereon. In the event that, at any time during the term of this Agreement, the Escrow Agent is not in possession of written instructions signed by Buyer and Parent directing the investment or reinvestment of any of the Escrow Funds, the Escrow Agent shall automatically and forthwith invest such funds in the investments specified above in this Section 1.4(b) until the Escrow Agent has received appropriate written instructions signed by Buyer and Parent.

                                   ARTICLE II

                                   Escrow Fund
                                   -----------

         2.1 Release of Escrow Funds. Except to the extent there is a pending
             -----------------------
claim by Buyer in respect of any of the Escrow Obligations (an "Indemnifiable Claim") which has not been finally resolved pursuant to the terms of this Agreement, and subject to Section 2.2 below, the balance of the Escrow Funds shall be released from escrow hereunder and delivered to the Seller on the first anniversary of the date of this Agreement.

         2.2 Releases Pending Claims. If there is a pending Indemnifiable Claim
             -----------------------
at the time of a scheduled escrow release under Section 2.1, such release shall be reduced by the amount of the pending Indemnifiable Claim until such time as the Indemnifiable Claim is resolved, with the reduction of released Escrow Funds determined by Section 3.2 hereof, and Buyer is authorized to instruct Escrow Agent of such reduction pursuant to the procedures set forth in Sections 3.3 of this Agreement. The amount to be retained in the Escrow Fund to satisfy claims that may be pending on the scheduled escrow release date shall be determined by Buyer in good faith, subject to the objection of Parent, in accordance with
Section 3.3.

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                                   ARTICLE III

                                 Indemnification
                                 ---------------

         3.1 Parent's and Seller's Liabilities. The Escrow Funds shall serve as
             ---------------------------------
collateral for all amounts payable or owing by Parent and/or Seller to Buyer with respect to the Escrow Obligations ("Indemnifiable Amounts"), subject to the indemnity limitations set forth in the Purchase Agreement.

         3.2 Third Party Claims. With respect to any claims or demands by third
             ------------------
parties, whenever Buyer shall have notice that such a claim or demand has been asserted or threatened against Buyer which would or could constitute a basis for an Indemnifiable Claim hereunder, Buyer shall promptly send concurrent written notice of its claim to Parent and Escrow Agent pursuant to the procedures set forth in Section 3.3 of this Agreement (but the failure so to notify Parent shall not relieve Parent or Seller from liability that it may have hereunder or under the Purchase Agreement except to the extent that Parent or Seller has been prejudiced in any material respect by such failure or by any liability it might otherwise have as a result thereof). Such notice shall state the factual and legal basis for such claim or demand, supported by any relevant information and documentation within the knowledge of Buyer which relates thereto, and the total Indemnifiable Amounts claimed, to the extent known. The rights and duties of Parent and Seller and Buyer with respect to the defense and settlement of Third Party claims shall be governed by Section 6(d) of the Purchase Agreement.

     3.3 Notice of Claims and Satisfaction Thereof.
         -----------------------------------------

         (a) If and whenever during the term of this Agreement Buyer shall claim an Indemnifiable Claim, Buyer shall send concurrent written notice of its claim (a "Notice of Claim") to Parent and Escrow Agent. Such Notice of Claim shall state the basis for each such claim, supported by any relevant information and documentation with respect thereto known to Buyer, and the total Indemnifiable Amount to the extent known or determinable.

         (b) If Parent shall object to any Indemnifiable Claim pursuant to this Agreement, Parent shall give concurrent written notice of such objection to Escrow Agent and Buyer within 30 days after the date the Notice of Claim (which includes a sum certain Indemnifiable Amount) is given to Parent as determined in accordance with the provisions of Section 6.1 hereof (the "Notice Date"), and for a period of at least 30 days after the Notice Date, Escrow Agent shall not make any delivery of any Escrow Funds to Buyer pursuant to any Section hereof. If Parent does not give notice of an objection within 30 days after the Notice Date, or shall have agreed within such 30-day period that such Indemnifiable Claim should be paid, Escrow Agent shall, promptly after such 30-day period, cause to be transferred to Buyer that portion of the Escrow Funds equal to the amount of the Indemnifiable Claim or the entire Escrow Funds if the Indemnifiable Claim exceeds the Escrow Funds.

         (c) In case Parent shall object in writing to any Indemnifiable Claim or Indemnifiable Claims by Buyer, Parent and Buyer shall attempt in good faith thereafter to agree upon the rights of the respective parties with respect to each of such claims. If Parent and Buyer

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should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to Escrow Agent. Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the Escrow Funds or other property from escrow in accordance with the terms thereof. If Parent and Buyer do not so agree, Escrow Agent shall not distribute the Escrow Funds from escrow unless and until (i) a memorandum setting forth an agreement between Buyer and Parent shall be prepared and signed by both parties and shall be furnished to Escrow Agent, (ii) delivery of a copy of a settlement agreement executed by the Parent and Buyer setting forth instructions to Escrow Agent as to the release of the Escrow Funds, or (iii) delivery of a copy of a final judgment with respect to such Indemnifiable Claim. Escrow Agent shall be entitled to rely on any such memorandum, settlement agreement or judgment and thereupon release the Escrow Funds from escrow in accordance with the terms of such memorandum, settlement agreement or judgment.

                                   ARTICLE IV

                                Escrow Mechanics
                                ----------------

         4.1 Effect of Delivery. Any Escrow Funds delivered out of escrow to
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satisfy the Indemnifiable Amounts in accordance with Sections 3.2 and 3.3 will be transferred to Buyer.

         4.2 Escrow Fees. The fees of Escrow Agent plus any out of pocket
             -----------
expenses of Escrow Agent shall be paid from the Escrow Funds in accordance with the Fee Schedule attached hereto and made a part hereof. Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement. It is understood that the fees and usual charges agreed upon for services of Escrow Agent shall be considered compensation for ordinary services as contemplated by this Agreement. As between themselves, the Buyer, on the one hand, and Parent and Seller, on the other hand, hereby agree that each shall pay one-half of any fees and expenses of counsel and other reasonable, actual and documented out-of-pocket expenses reasonably incurred by Escrow Agent in the performance of its duties hereunder that may arise as a result of any dispute among the parties hereto with respect to the Escrow Funds. In releasing any amounts hereunder, Escrow Agent may deduct therefrom and pay to itself the amount of any outstanding fees and expenses payable by the party to whom the distribution is made pursuant to the terms of this Agreement.

                                    ARTICLE V

                                  Escrow Agent
                                  ------------

         5.1 Authority. Parent, Seller and Buyer hereby appoint Escrow Agent to
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hold all of the Escrow Funds subject to this Agreement until their release in accordance with this Agreement.

         5.2 Responsibilities of Escrow Agent.
             --------------------------------

             (a) Escrow Agent shall hold and safeguard the Escrow Funds during the pendency of the Escrow, shall treat such fund as a trust fund in accordance with the terms of this

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Agreement (not as property of Parent, Seller or Buyer) and shall hold and dispose of the Escrow Funds only in accordance with the terms hereof.

          (b) Escrow Agent shall not be required to institute or defend any action involving any matters referred to herein or which affects it or its duties or liabilities hereunder unless it is required to do so by any party to this Agreement and then only upon receiving indemnity in accordance with Section
5.4 hereto, against any and all claims, liabilities and expenses in relation thereto.

          (c) Escrow Agent shall not be responsible or liable for any act or omission on its part in the performance of its duties as Escrow Agent under this Agreement except as such act or omission constitutes gross negligence, willful, wanton or reckless misconduct, or fraud.

          (d) Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     5.3  Funds Transfer. In the event funds transfer instructions are given
          --------------
(other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 hereto, and Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for callbacks may be changed only in a writing actually received and acknowledged by Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

     It is understood that Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify (i) the beneficiary,
(ii) the beneficiary's bank, or (iii) an order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank, or an intermediary bank designated.

     5.4  Indemnity. Buyer, Parent and Seller hereby jointly and severally agree
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to indemnify Escrow Agent and hold it harmless against any claim which may be made against it in connection with its actions as Escrow Agent hereunder; provided that Escrow Agent shall not be indemnified against any such loss, damage, expense, liability or claim arising out of or based upon its failure to perform in accordance with this Agreement or arising out of its bad faith, negligence, or willful failure to perform its obligations.

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                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

         6.1 Notices. Any notice or other communication required or permitted to
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be given to the parties hereto shall be in writing and shall be deemed to have been given if personally delivered (including personal delivery by facsimile), or two days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this
Section 6.1):

         To Buyer:

                  ALLTEL Information Services, Inc.
                  601 South Lake Destiny Road
                  Suite 300
                  Maitland, FL 32751
                  Ph. (407) 875-1818
                  Fax: (407) 475-0400
                  Attn: President

                  ALLTEL Information Services, Inc.
                  4001 Rodney Parham Road
                  Little Rock, AR 72212-2496
                  Ph: (501) 905-8000
                  Fax: (501) 220-4034
                  Attention: General Counsel

         To the Parent or Seller:

                  Euronet USA Inc.
                  17300 Chenal Parkway
                  Little Rock, Arkansas 72223
                  Ph: 33-1-41929560
                  Attn: President

         To the Escrow Agent:


                  J.P. Morgan Trust Company, N.A.
                  101 California  Street, Suite 2725
                  San Francisco, CA 94111
                  Ph: (415) 954-2368
                  Fax: (415) 954-2371
                  Attn:  Jennifer Richardson
                  E-Mail: jennifer.richardson@chase.com
                          -----------------------------

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         6.2 Amendment. The provisions of this Agreement may be waived, altered,
             ---------
amended or supplemented, in whole or in part, only by a writing signed by all the parties hereto.

         6.3 Successor to Escrow Agent. If Escrow Agent is for any reason
             -------------------------
unwilling or unable to serve as Escrow Agent during the term of this Agreement, Escrow Agent may resign as Escrow Agent by giving at least thirty (30) days prior written notice to each of Buyer and Parent, such resignation to be effective thirty (30) days following the date such notice is given. In addition, Buyer and Parent may jointly remove Escrow Agent as escrow agent at any time with or without cause, by an instrument (which may be executed in counterparts) given to Escrow Agent, which instrument shall designate the effective date of such removal. In the event of any such resignation or removal, a successor escrow agent who is not affiliated with Buyer shall be appointed by Buyer with the approval of Parent, which approval shall not be unreasonably withheld.

         6.4 Termination. This Agreement shall terminate upon the earlier of (a)
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the mutual written express agreement of the parties hereto and (b) when all of the Escrow Funds have been distributed according to its terms.

         6.5 Interpretation. In the event that Escrow Agent shall be uncertain
             --------------
as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of Delaware. All provisions of the Purchase Agreement shall be incorporated herein by reference as if set forth in their entirety herein.

         6.6 Remedies. The rights and remedies of the parties under this
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Agreement and the Purchase Agreement and all other letters, certificates or documents executed in connection herewith and therewith are cumulative and not exclusive of any rights, remedies, powers and privilege that may otherwise be available to the parties hereto.

         6.7 Counterparts. This Agreement may be signed in one or more
             ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

         6.8 Transfer of Interests. Neither Parent nor Seller shall sell,
             ---------------------
transfer, pledge, hypothecate or otherwise dispose of any Escrow Funds, or any interest therein, prior to the distribution of such Escrow Funds in accordance with this Agreement.

         6.9 Assignment. No party may, without the prior express written consent
             ----------
of each other party, assign this Escrow Agreement in whole or in part. Any company into which Escrow Agent may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which Escrow Agent may sell or transfer all or substantially all of its escrow/custody

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business, provided such company shall be eligible to serve as Escrow Agent hereunder, shall be the successor hereunder to Escrow Agent without the execution or filing of any paper or any further act. This Escrow Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties.

                            (Signature Page Follows)

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         IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.

                             ALLTEL INFORMATION SERVICES, INC.,
                             an Arkansas corporation

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                             EURONET USA INC., an Arkansas corporation

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________


                             EFT NETWORK SERVICES, LLC, an Arkansas limited liability company

                             By: Euronet USA Inc.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                             J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                             By:________________________________________
                             Name:______________________________________
                             Title:_____________________________________

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